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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report April 18, 2001         Commission File No. 333-30795
  (Date of earliest event reported)


                                RADIO ONE, INC.
            (Exact name of registrant as specified in its charter)


             Delaware                                    52-1166660
 (State or other jurisdiction               (I.R.S. Employer Identification No.)
of incorporation or organization)



                         5900 Princess Garden Parkway,
                                   8th Floor
                            Lanham, Maryland 20706
                   (Address of principal executive offices)


                                (301) 306-1111
              Registrant's telephone number, including area code
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Item 5.  Other Events

          On April 17, 2001, the Company issued the attached press releases announcing that the Company intends to sell $300 million of ten year senior subordinated notes and updating revenue and broadcast flow guidance for the first quarter of 2001 as well as the fiscal year ending December 31, 2001.


          Exhibit 1 Press Release: Radio One, Inc. Announces Intention to Issue $300 Million of Senior Subordinated Notes

          Exhibit 2  Press Release: Radio One, Inc. Updates 2001 Guidance
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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RADIO ONE, INC.



                                    /s/ Scott R. Royster
                                   _____________________________________________
April 18, 2001                     Scott R. Royster
                                   Executive Vice President
                                   and Chief Financial Officer
                                   (Principal Accounting Officer)